                        UNITED STATES CELLULAR CORPORATION
                       SUBSIDIARY AND AFFILIATED COMPANIES*
                                DECEMBER 31, 2001

                                                                                                 STATE OF
                                                                                                 INCORPORATION
                                                                                                 -------------
   BANGOR CELLULAR TELEPHONE CO., L.P.                                                           Partnership
   BLACK CROW WIRELESS, L.P.                                                                     Partnership
   BMG GROUP, LLC                                                                                OKLAHOMA
   CALIFORNIA RURAL SERVICE AREA #1, INC.                                                        CALIFORNIA
   CAROLINA CELLULAR, INC.                                                                       NORTH CAROLINA
   CEDAR RAPIDS CELLULAR TELEPHONE, L.P.                                                         Partnership
   CELLVEST, INC.                                                                                DELAWARE
   CENTRAL CELLULAR TELEPHONES LTD                                                               ILLINOIS
   CENTRAL FLORIDA CELLULAR TELEPHONE COMPANY, INC                                               FLORIDA
   CHAMPLAIN CELLULAR, INC                                                                       NEW YORK
   CHARLOTTESVILLE MSA CELLULAR PARTNERSHIP                                                      Partnership
   COMMUNITY CELLULAR TELEPHONE COMPANY                                                          TEXAS
   CROWN POINT CELLULAR INC.                                                                     NEW YORK
   DAVENPORT CELLULAR TELEPHONE COMPANY                                                          Partnership
   DAVENPORT CELLULAR TELEPHONE COMPANY, INC.                                                    DELAWARE
   DUBUQUE CELLULAR TELEPHONE, L.P.                                                              Partnership
   EASTERN NORTH CAROLINA CELLULAR JOINT VENTURE                                                 Partnership
   EAU CLAIRE MSA, INC.                                                                          WISCONSIN
   FLORIDA RSA # 8, INC.                                                                         DELAWARE
   GEORGIA RSA # 11, INC.                                                                        GEORGIA
   GRAY BUTTE JOINT VENTURE                                                                      Partnership
   GREEN BAY CELLTELCO                                                                           Partnership
   HARDY CELLULAR TELEPHONE COMPANY                                                              DELAWARE
   HUMPHREY COUNTY CELLULAR, INC.                                                                DELAWARE
   ILLINOIS RSA # 3, INC.                                                                        ILLINOIS
   INDIANA RSA # 4, INC.                                                                         DELAWARE
   INDIANA RSA # 5, INC.                                                                         INDIANA
   INDIANA RSA NO. 4 L.P.                                                                        Partnership
   INDIANA RSA NO. 5 L.P.                                                                        Partnership
   IOWA # 13, INC.                                                                               DELAWARE
   IOWA RSA # 3, INC.                                                                            DELAWARE
   IOWA RSA # 9, INC.                                                                            DELAWARE
   IOWA RSA # 12, INC.                                                                           DELAWARE
   JACKSONVILLE CELLULAR PARTNERSHIP                                                             Partnership
   JACKSONVILLE CELLULAR TELEPHONE COMPANY                                                       DELAWARE
   JACKSON SQUARE WIRELESS, L.P.                                                                 Partnership
   K-25 WIRELESS, L.P.                                                                           Partnership
   KANSAS # 15 LP                                                                                Partnership
   KANSAS RSA # 15, INC.                                                                         OHIO
   KENOSHA CELLULAR TELEPHONE, L.P.                                                              Partnership
   LACROSSE CELLULAR TELEPHONE COMPANY, INC.                                                     DELAWARE
   LEWISTON CELLTELLCO PARTNERSHIP                                                               Partnership
   MADISON CELLULAR TELEPHONE COMPANY                                                            Partnership
   MAINE RSA # 1, INC.                                                                           MAINE
   MAINE RSA # 4, INC.                                                                           MAINE
   MANCHESTER-NASHUA CELLULAR TELEPHONE, L.P.                                                    Partnership
   MCDANIEL CELLULAR TELEPHONE COMPANY                                                           DELAWARE
   MINNESOTA INVCO OF RSA # 7, INC.                                                              DELAWARE
   MINNESOTA INVCO OF RSA # 8, INC.                                                              DELAWARE
   MINNESOTA INVCO OF RSA # 9, INC.                                                              DELAWARE
   MINNESOTA INVCO OF RSA # 10, INC.                                                             DELAWARE
   MISSOURI # 15 RURAL CELLULAR, INC.                                                            MISSOURI
   MISSOURI RSA 11, INC.                                                                         DELAWARE
   N.H. #1 RURAL CELLULAR, INC.                                                                  NEW HAMPSHIRE
   NEW YORK RSA 2 CELLULAR PARTNERSHIP                                                           Partnership
   NEWPORT CELLULAR, INC.                                                                        NEW YORK
   NORTH CAROLINA RSA # 4, INC.                                                                  DELAWARE

                          *50% or more owned companies                    Page 1

                        UNITED STATES CELLULAR CORPORATION
                       SUBSIDIARY AND AFFILIATED COMPANIES*
                                DECEMBER 31, 2001

                                                                                                 STATE OF
                                                                                                 INCORPORATION
                                                                                                 -------------
   NORTH CAROLINA RSA # 6, INC.                                                                  CALIFORNIA
   NORTH CAROLINA RSA # 9, INC.                                                                  NORTH CAROLINA
   NORTH CAROLINA RSA 1 PARTNERSHIP                                                              Partnership
   OHIO STATE CELLULAR PHONE COMPANY, INC.                                                       FLORIDA
   OREGON RSA # 2, INC.                                                                          OREGON
   OREGON RSA # 3, INC.                                                                          OREGON
   OREGON RSA NO. 2 LIMITED PARTNERSHIP                                                          Partnership
   OREGON RSA NO. 3 LIMITED PARTNERSHIP                                                          Partnership
   PEACE VALLEY CELLULAR TELEPHONE COMPANY                                                       DELAWARE
   RACINE CELLULAR TELEPHONE COMPANY                                                             Partnership
   ST. LAWRENCE SEAWAY RSA CELLULAR PARTNERSHIP                                                  Partnership
   TENNESSEE RSA # 3, INC.                                                                       DELAWARE
   TENNESSEE RSA # 4 SUB 2, INC.                                                                 TENNESSEE
   TEXAHOMA CELLULAR, L.P.                                                                       Partnership
   TEXAS # 20 RURAL CELLULAR, INC.                                                               TEXAS
   TEXAS INVCO OF RSA # 6, INC.                                                                  DELAWARE
   TOWNSHIP CELLULAR TELEPHONE COMPANY, INC.                                                     DELAWARE
   TULSA GENERAL PARTNERS, INC.                                                                  DELAWARE
   UNITED STATES CELLULAR INVESTMENT COMPANY, INC.                                               DELAWARE
   UNITED STATES CELLULAR INVESTMENT CO. OF ALLENTOWN                                            PENNSYLVANIA
   UNITED STATES CELLULAR INVESTMENT COMPANY OF EAU CLAIRE                                       WISCONSIN
   UNITED STATES CELLULAR INVESTMENT COMPANY OF FRESNO, INC.                                     CALIFORNIA
   UNITED STATES CELLULAR INVESTMENT COMPANY OF OKLAHOMA CITY, INC.                              OKLAHOMA
   UNITED STATES CELLULAR INVESTMENT COMPANY OF ROCKFORD                                         DELAWARE
   UNITED STATES CELLULAR INVESTMENT COMPANY OF SANTA CRUZ, INC.                                 CALIFORNIA
   UNITED STATES CELLULAR INVESTMENT CORPORATION OF LOS ANGELES                                  INDIANA
   UNITED STATES CELLULAR OPERATING COMPANY, INC.                                                DELAWARE
   UNITED STATES CELLULAR OPERATING COMPANY OF BANGOR                                            MAINE
   UNITED STATES CELLULAR OPERATING COMPANY OF CEDAR RAPIDS                                      DELAWARE
   UNITED STATES CELLULAR OPERATING COMPANY OF COLUMBIA                                          MISSOURI
   UNITED STATES CELLULAR OPERATING COMPANY OF DES MOINES                                        IOWA
   UNITED STATES CELLULAR OPERATING COMPANY OF DUBUQUE                                           IOWA
   UNITED STATES CELLULAR OPERATING COMPANY OF FT. PIERCE                                        FLORIDA
   UNITED STATES CELLULAR OPERATING COMPANY OF JOPLIN                                            MISSOURI
   UNITED STATES CELLULAR OPERATING COMPANY OF KENOSHA                                           DELAWARE
   UNITED STATES CELLULAR OPERATING COMPANY OF KNOXVILLE                                         TENNESSEE
   UNITED STATES CELLULAR OPERATING COMPANY OF LACROSSE, INC.                                    WISCONSIN
   UNITED STATES CELLULAR OPERATING COMPANY OF LEWISTON-AUBURN                                   MAINE
   UNITED STATES CELLULAR OPERATING COMPANY OF MANCHESTER-NASHUA, INC.                           NEW HAMPSHIRE
   UNITED STATES CELLULAR OPERATING COMPANY OF MEDFORD                                           OREGON
   UNITED STATES CELLULAR OPERATING COMPANY OF TULSA, INC.                                       OKLAHOMA
   UNITED STATES CELLULAR OPERATING COMPANY OF WATERLOO                                          IOWA
   UNITED STATES CELLULAR OPERATING COMPANY OF YAKIMA                                            WASHINGTON
   UNITED STATES CELLULAR TELEPHONE COMPANY (GREATER KNOXVILLE), L.P.                            Partnership
   UNITED STATES CELLULAR TELEPHONE OF GREATER TULSA, L.L.C.                                     OKLAHOMA
   UNIVERSAL CELLULAR FOR EAU CLAIRE MSA, INC.                                                   WISCONSIN
   USCC DISTRIBUTION CO.                                                                         DELAWARE
   USCC PAYROLL CORPORATION                                                                      DELAWARE
   USCC REAL ESTATE CORPORATION                                                                  DELAWARE
   USCC WIRELESS INVESTMENT, INC.                                                                DELAWARE
   USCCI CORPORATION                                                                             DELAWARE
   USCIC OF AMARILLO, INC.                                                                       DELAWARE
   USCIC OF DAYTONA, LLC                                                                         DELAWARE
   USCIC OF JACKSON, INC.                                                                        DELAWARE
   USCIC OF NORTH CAROLINA RSA # 1, INC.                                                         DELAWARE
   USCIC OF OHIO RSA #9, INC.                                                                    DELAWARE
   USCIC OF PENNSYLVANIA 5, INC.                                                                 DELAWARE
   USCOC OF CHARLOTTESVILLE, INC.                                                                VIRGINIA
   USCOC OF CORPUS CHRISTI, INC.                                                                 TEXAS
   USCOC OF CUMBERLAND, INC.                                                                     MARYLAND
   USCOC OF FLORIDA RSA #7, INC.                                                                 DELAWARE
   USCOC OF GREATER IOWA, INC                                                                    PENNSYLVANIA

                          *50% or more owned companies                    Page 2

                        UNITED STATES CELLULAR CORPORATION
                       SUBSIDIARY AND AFFILIATED COMPANIES*
                                DECEMBER 31, 2001

                                                                                                 STATE OF
                                                                                                 INCORPORATION
                                                                                                 -------------
   USCOC OF IDAHO RSA # 5, INC                                                                   DELAWARE
   USCOC OF ILLINOIS RSA # 1, INC.                                                               VIRGINIA
   USCOC OF ILLINOIS RSA # 4, INC.                                                               ILLINOIS
   USCOC OF IOWA RSA # 1, INC.                                                                   IOWA
   USCOC OF IOWA RSA # 16, INC.                                                                  DELAWARE
   USCOC OF JACKSONVILLE, INC.                                                                   NORTH CAROLINA
   USCOC OF JACK-WIL, INC.                                                                       DELAWARE
   USCOC OF MISSOURI RSA # 13, INC.                                                              DELAWARE
   USCOC OF MISSOURI RSA # 5, INC.                                                               ILLINOIS
   USCOC OF NEW HAMPSHIRE RSA # 2, INC.                                                          DELAWARE
   USCOC OF NORTH CAROLINA RSA # 7, INC.                                                         NORTH CAROLINA
   USCOC OF OKLAHOMA RSA # 10, INC.                                                              OKLAHOMA
   USCOC OF OREGON RSA # 5, INC.                                                                 DELAWARE
   USCOC OF PENNSYLVANIA RSA #10-B2, INC.                                                        DELAWARE
   USCOC OF RICHLAND, INC.                                                                       WASHINGTON
   USCOC OF ROCKFORD, INC.                                                                       ILLINOIS
   USCOC OF SOUTH CAROLINA RSA # 4, INC.                                                         SOUTH CAROLINA
   USCOC OF ST.  JOSEPH, INC.                                                                    DELAWARE
   USCOC OF TALLAHASSEE                                                                          FLORIDA
   USCOC OF TEXAHOMA, INC.                                                                       TEXAS
   USCOC OF VICTORIA, INC.                                                                       TEXAS
   USCOC OF VIRGINIA RSA # 2, INC.                                                               VIRGINIA
   USCOC OF VIRGINIA RSA # 3, INC.                                                               VIRGINIA
   USCOC OF WASHINGTON 4, INC.                                                                   DELAWARE
   USCOC OF WILMINGTON, INC.                                                                     NORTH CAROLINA
   VERMONT RSA NO. 2-B2, INC.                                                                    DELAWARE
   VICTORIA CELLULAR CORPORATION                                                                 TEXAS
   VICTORIA CELLULAR PARTNERSHIP                                                                 Partnership
   VIRGINIA RSA # 4, INC.                                                                        VIRGINIA
   VIRGINIA RSA # 7, INC.                                                                        VIRGINIA
   WARD BUTTE JOINT VENTURE                                                                      Partnership
   WASHINGTON RSA # 5, INC.                                                                      WASHINGTON
   WATERLOO / CEDAR FALLS CELLTELCO PARTNERSHIP                                                  Partnership
   WESTELCOM CELLULAR, INC.                                                                      NEW YORK
   WESTERN SUB-RSA LIMITED PARTNERSHIP                                                           Partnership
   WILMINGTON CELLULAR PARTNERSHIP                                                               Partnership
   WILMINGTON CELLULAR TELEPHONE CO.                                                             NORTH CAROLINA
   X-10 WIRELESS, L.P.                                                                           Partnership
   Y-12 WIRELESS, L.P.                                                                           Partnership
   YAKIMA MSA LIMITED PARTNERSHIP                                                                Partnership
   YAKIMA VALLEY PAGING LIMITED PARTNERSHIP                                                      Partnership

                          *50% or more owned companies                    Page 3